DELAWARE GROUP® EQUITY FUNDS II

Delaware Large Cap Value Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, and Class R Prospectus
dated March 30, 2009

Effective September 11, 2009, Delaware Management Company discontinued the Fund’s voluntary expense cap. The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?” on pages 4-5.

What are the Fund’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

CLASS	A	B	C	R
Maximum sales charge (load) imposed on
purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]	none
Maximum sales charge (load) imposed on
reinvested dividends	none	none	none	none
Redemption fees	none	none	none	none
Exchange fees[4]	none	none	none	none

Annual fund operating expenses are deducted from the Fund’s assets.5

CLASS	A	B	C	R
Management fees	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.28%[6]	1.00%	1.00%	0.60%[7]
Other expenses	0.30%	0.30%	0.30%	0.30%
Total annual fund operating expenses	1.20%	1.92%	1.92%	1.52%
Fees waivers and payments	–	–	–	(0.10)%
Net expenses	1.20%	1.92%	1.92%	1.42%

1 A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge (CDSC) may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

4 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

5 In periods of market volatility, during which asset levels may fluctuate substantially, the Fund’s annual fund operating expenses may vary from the numbers shown in the table above.

6 The Board adopted a formula for calculating 12b-1 plan expenses for the Fund’s Class A shares that went into effect on May 2, 1994. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing the shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing the shares that were acquired on or after June 1, 1992. All Class A shareholders will bear the 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

7 The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class R shares’ 12b-1 fees from April 1, 2009 through March 31, 2010 to no more than 0.50% of the Fund’s average daily net assets.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with contractual expense waivers for the one-year contractual period and the total operating expenses without waivers for years 2 through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

			(if redeemed)		(if redeemed)
Class	A	B1	B1	C	C	R
1 year	$690	$195	$595	$195	$295	$145
3 years	$934	$603	$878	$603	$603	$470
5 years	$1,197	$1,037	$1,262	$1,037	$1,037	$819
10 years	$1,946	$2,056	$2,056	$2,243	$2,243	$1,804

1 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Please keep this Supplement for future reference.

This Supplement is dated September 9, 2009.